UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): June 24, 2015

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966
(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2015, the Board of Directors of Chico's FAS, Inc. (the "Company") approved an amendment to the Company's Amended and Restated By-laws, effective as of such date. The amendment provides that the Board of Directors of the Company may appoint a Vice Chair of the Board in addition to a Chair of the Board if so desired, with such responsibilities as the Board may determine to be appropriate.
The description in this report of the amendment does not purport to be complete and is qualified in its entirety by reference to the amendment as reflected in the Fifth Amendment to Amended and Restated Bylaws of Chico's FAS, Inc., a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

 Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 3.1	Fifth Amendment to Amended and Restated Bylaws of Chico's FAS, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: June 29, 2015	By:
/s/ Todd E. Vogensen
Todd E. Vogensen, Executive Vice President, Chief Financial Officer and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 3.1	Fifth Amendment to Amended and Restated Bylaws of Chico's FAS, Inc.